UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 8, 2013

LIBERTY PROPERTY TRUST

LIBERTY PROPERTY LIMITED PARTNERSHIP

(Exact name of registrant specified in its charter)

Maryland	1-13130	23-7768996
Pennsylvania	1-13132	23-2766549
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Chesterfield Parkway
Malvern, PA	19355
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone, including area code: (610) 648-1700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425).

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c)).

Item 2.01                                           Completion of Acquisition or Disposition of Assets

On October 8, 2013, Liberty Property Limited Partnership (the “Operating Partnership”), the operating partnership of Liberty Property Trust (the “Trust”) and, together with the Operating Partnership, (the “Company”) completed the previously announced acquisition of  100% of the outstanding general partnership and limited partnership interests of the Cabot Industrial Value Fund III Operating Partnership, L.P. (“Cabot”).  The purchase price for the acquisition (the “Cabot Acquisition”) was $1.475 billion, which was paid through the assumption of approximately $230 million of outstanding mortgage debt with a weighted average interest rate of 5.85% and a weighted average maturity of seven years and the remainder in cash.  The Company funded the cash portion of the acquisition consideration through a combination of proceeds from an August 2013 equity offering, proceeds from a September 2013 offering of senior notes and draws under its $500 million revolving credit facility.

Pursuant to the purchase of Cabot, the Company acquired a 100% ownership interest in 177 high quality industrial assets totaling approximately 23 million square feet at a purchase price of approximately $64 per square foot.  These assets are located in 24 markets.

Set forth under Item 9.01 of this Current Report on Form 8-K are (i) the Statements of Operating Revenues and Certain Operating Expenses of Cabot for the year ended December 31, 2012 and for the six months ended June 30, 2013, as required by Item 9.01(a) of Form 8-K and (ii) unaudited pro forma financial information related to the acquisition and related financing transactions as required by Item 9.01(b) of Form 8-K.

Item 9.01                                           Financial Statements and Exhibits

		Page
(a)	Financial Statements under Rule 3-14 of Regulation S-X
	Report of Independent Auditors	3
	Statements of Operating Revenues and Certain Operating Expenses of Cabot Industrial Value Fund III Operating Partnership, L.P. for the Six Months Ended June 30, 2013 (unaudited) and for the Year Ended December 31, 2012	5
	Notes to Statements of Operating Revenues and Certain Operating Expenses	6

(b)	Unaudited Pro Forma Condensed Consolidated Information
	Liberty Property Trust
	Pro Forma Condensed Consolidated Financial Statements
	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013	11
	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	12
	Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2013	13
	Notes to Pro Forma Condensed Consolidated Financial Statements	14
	Liberty Property Limited Partnership
	Pro Forma Condensed Consolidated Financial Statements
	Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2013	21
	Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012	22
	Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2013	23
	Notes to Pro Forma Condensed Consolidated Financial Statements	24

(c)	Exhibits
	The Exhibit to this Report is listed on the Exhibit Index attached hereto.	31

Report of Independent Auditors

To the Board of Directors and Shareholders of

Liberty Property Trust

To the Partners of

Liberty Property Limited Partnership

We have audited the accompanying statement of operating revenues and certain operating expenses of Cabot Industrial Value Fund III Operating Partnership, L.P. for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of operating revenues and certain operating expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of operating revenues and certain operating expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of operating revenues and certain operating expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of operating revenues and certain operating expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of operating revenues and certain operating expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of operating revenues and certain operating expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of operating revenues and certain operating expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of operating revenues and certain operating expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of operating revenues and certain operating expenses referred to above presents fairly, in all material respects, the operating revenues and certain operating expenses described in Note 2 of Cabot Industrial Value Fund III Operating Partnership, L.P. for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 2 to the financial statement, the statement of operating revenues and certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of Cabot Industrial Value Fund III Operating Partnership, L.P.’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Ernst & Young LLP

Philadelphia, PA

October 15, 2013

Cabot Industrial Value Fund III Operating Partnership, L.P.

Statements of Operating Revenues and Certain Operating Expenses

(in thousands)

	Six Months Ended June 30, 2013 (unaudited)	Year Ended December 31, 2012
Operating Revenues
Rental	$51,740	$101,713
Operating expense reimbursement	17,381	32,081
Total operating revenues	69,121	133,794

Certain operating expenses
Rental property	7,883	14,261
Real estate and property taxes	11,634	23,029
General and administrative	32	53
Total certain operating expenses	19,549	37,343
Operating revenues in excess of certain operating expenses	$49,572	$96,451

See accompanying notes to statements of operating revenues and certain operating expenses.

Cabot Industrial Value Fund III Operating Partnership, L.P.

Notes to Statements of Operating Revenues and Certain Operating Expenses

1.             DESCRIPTION OF REAL ESTATE

On October 8, 2013, Liberty Property Limited Partnership (the “Operating Partnership”), the operating partnership of Liberty Property Trust (the “Trust”) and together with the Operating Partnership, (the “Company”) completed the acquisition of 100% of the outstanding general partnership and limited partnership interests of the Cabot Industrial Value Fund III Operating Partnership, L.P., a Delaware limited partnership (“Cabot”).  The purchase price for the acquisition (the “Cabot Acquisition”) was $1.475 billion, which was paid though the assumption of approximately $230 million of outstanding mortgage debt with a weighted average interest rate of 5.85% and a weighted average maturity of seven years and the remainder in cash.

All square footage amounts are presented on an unaudited basis.

The real estate assets (the “Cabot Portfolio”) acquired are located in the following markets:

Existing Liberty Industrial Markets

#	Market	Square Feet
1	Chicago	3,238,000
2	South Florida	1,488,000
3	Houston	1,462,000
4	New Jersey	1,429,000
5	Maryland	1,410,000
6	United Kingdom	1,381,000
7	Central PA	1,148,000
8	Carolinas	439,000
9	Minnesota	438,000
10	Tampa	351,000
11	Richmond	232,000
12	Arizona	149,000
13	Orlando	130,000
14	Southeastern PA/Philadelphia	75,000
	TOTAL	13,370,000

New Liberty Industrial Markets

#	Market	Square Feet
1	Atlanta	2,216,000
2	Dallas/Fort Worth	1,860,000
3	Cincinnati	1,623,000
4	Indianapolis	1,435,000
5	Columbus	891,000
6	Southern California	671,000
7	Boston	410,000
8	Delaware	263,000
9	Memphis	128,000
10	Seattle/Puget Sound	87,000
	TOTAL	9,584,000
	Combined TOTAL	22,954,000

2.             BASIS OF PRESENTATION

The accompanying statements of operating revenues and certain operating expenses for the six months ended June 30, 2013 and for the year ended December 31, 2012 were prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”), which requires certain information with respect to real estate operations to be included with certain filings with the SEC.  The statements of operating revenues and certain operating expenses are not intended to be a complete presentation of the actual operations of the Cabot Portfolio for the periods presented, as certain expenses which may not be comparable to the expenses to be incurred in the proposed future operations of the Cabot Portfolio have been excluded.  Expenses excluded consist of interest expense, depreciation, amortization and certain corporate expenses not directly related to the future operations of the Cabot Portfolio.

An audited statement of operating revenues and certain operating expenses is being presented for the most recent fiscal year available instead of the three most recent years based on the following factors: (i) the Cabot Portfolio was acquired from an unaffiliated party and (ii) based on due diligence of the Cabot Portfolio by the Company, management is not aware of any material factors relating to the Cabot Portfolio that would cause this financial information not to be indicative of future operating results.

The statement of operating revenues and certain operating expenses and notes thereto for the six months ended June 30, 2013 included in this report is unaudited.  In the opinion of management, all adjustments necessary for a fair presentation of such statement of operating revenues and certain operating expenses have been included.  Such adjustments consisted of normal recurring items.  Interim results are not necessarily indicative of results for a full year.

3.             SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements as described in Note 2 and in conformity with U.S. generally accepted accounting principles (“US GAAP”) requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes.  Actual results could differ from those estimates.

Revenues

Cabot earns rental income under operating leases with tenants.  Rental income is recognized on a straight line basis over the applicable lease terms.  Operating expense reimbursements consisting of amounts due from tenants for real estate taxes, utilities and other recoverable costs are recognized as revenue in the period in which the corresponding expenses are incurred.

4.             LEASING ACTIVITY

Future minimum rental payments due from tenants under non-cancelable operating leases as of December 31, 2012 are as follows (in thousands):

2013	$93,190
2014	85,105
2015	74,159
2016	58,516
2017	37,824
Thereafter	65,573
TOTAL	$414,367

In addition to minimum rental payments, most leases require the tenants to pay for their pro rata share of specified operating expenses.  These payments are included as operating expense reimbursement in the accompanying statements of operating revenues and certain operating expenses.

5.             COMMITMENTS AND CONTIGENCIES

Operating Ground Lease Agreements

Future minimum rental payments under the terms of all non-cancelable operating ground leases under which Cabot is the lessee, as of December 31, 2012, were as follows (in thousands):

Year	Amount
2013	$348
2014	348
2015	274
2016	200
2017	200
2018 through 2054	3,252
TOTAL	$4,622

Operating ground lease expense incurred by Cabot during the year ended December 31, 2012 totaled $359,900.

Legal Matters

From time to time, Cabot is party to a variety of legal proceedings, claims and assessments arising in the normal course of business.  There were no legal proceedings, claims or assessments expected to have a material adverse effect on the results of operations of the Cabot Portfolio.

6.             SUBSEQUENT EVENTS

Subsequent events were evaluated through October 15, 2013 which is the date that the 2012 statement of operating revenues and certain operating expenses was issued.

Liberty Property Trust

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of Liberty Property Trust (the “Trust”) as of June 30, 2013 has been prepared as if the Cabot Acquisition, the Trust’s August 2013 equity offering and the Operating Partnership’s September 2013 senior note offering had been completed on June 30, 2013.  The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2012 and for the six months ended June 30, 2013 are presented as if the Cabot Acquisition, the Trust’s August 2013 equity offering and the Operating Partnership’s September 2013 senior note offering had been completed on January 1, 2012.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Trust’s 2012 Annual Report on Form 10-K and (b) the Trust’s Quarterly Report on Form 10-Q for the period ended June 30, 2013.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Trust’s financial position or results of operations would have been assuming the completion of the Cabot Acquisition had occurred on June 30, 2013 or January 1, 2012 nor do they purport to project the financial position or results of operations of the Trust at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Cabot Acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  The allocation of the purchase price of the Cabot Acquisition is preliminary pending the receipt of the information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

Liberty Property Trust

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2013

(unaudited, dollars in thousands)

	Liberty Property Trust	Cabot Pro Forma		Liberty Property Trust
	Historical (A)	Adjustments (B)		Pro Forma
Assets
Net real estate	$4,651,199	$1,399,729	(C)	$6,050,928
Cash and cash equivalents	61,679	—	(D)	61,679
Restricted cash	27,376	—		27,376
Other assets	507,538	104,574	(E)	612,112
Total assets	$5,247,792	$1,504,303		$6,752,095

Liabilities
Mortgage loans	$307,087	$242,455	(F)	$549,542
Unsecured notes	2,259,142	448,645	(G)	2,707,787
Credit facility	145,000	(47,764	)(H)	97,236
Other liabilities	268,032	39,136	(I)	307,168
Total liabilities	2,979,261	682,472		3,661,733

Noncontrolling interest-operating partnership	7,537	—		7,537

Equity
Shareholders’ equity
Common shares	123	242	(J)	365
Additional paid-in capital	2,802,908	833,858	(J)	3,636,766
Accumulated other comprehensive loss	(1,767)	—		(1,767)
Distributions in excess of net income	(551,102)	(11,890	)(K)	(562,992)
Common shares in treasury	(51,951)	—		(51,951)
Total shareholders’ equity	2,198,211	822,210		3,020,421
Noncontrolling interest-operating partnership	59,765	(379	)(K)	59,386
Noncontrolling interest-consolidated joint ventures	3,018	—		3,018
Total equity	2,260,994	821,831		3,082,825

Total liabilities, noncontrolling interest-operating partnership and equity	$5,247,792	$1,504,303		$6,752,095

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(unaudited, in thousands except per share data)

	Liberty Property Trust		Pro Forma		Liberty Property Trust
	Historical (a)	Cabot (b)	Adjustments		Pro Forma
OPERATING REVENUE
Rental	$478,835	$101,713	$(1,490	)(c)	$579,058
Operating expense reimbursement	206,717	32,081	—		238,798
Total operating revenue	685,552	133,794	(1,490)		817,856

OPERATING EXPENSE
Rental property	133,630	14,261	521	(d)	148,412
Real estate taxes	79,859	23,029	—		102,888
General and administrative	64,730	53	—	(e)	64,783
Depreciation and amortization	165,628	—	63,077	(f)	228,705
Total operating expenses	443,847	37,343	63,598		544,788

Operating income	241,705	96,451	(65,088)		273,068

OTHER INCOME (EXPENSE)
Interest and other income	9,289	—	—		9,289
Interest expense	(119,630)	—	(30,053	)(g)	(149,683)
Total other income (expense)	(110,341)	—	(30,053)		(140,394)

Income before gain on property dispositions, income taxes and equity in loss of unconsolidated joint ventures	131,364	96,451	(95,141)		132,674
Gain on property dispositions	4,123	—	—		4,123
Income taxes	(976)	—	(1,500	)(h)	(2,476)
Equity in loss of unconsolidated joint ventures	(681)	—	—		(681)

Income from continuing operations	133,830	96,451	(96,641)		133,640

Noncontrolling interest-operating partnership	(10,160)	—	580	(i)	(9,580)
Noncontrolling interest-consolidated joint ventures	275	—	—		275
Income from continuing operations available to common shareholders	$123,945	$96,451	$(96,061)		$124,335
Earnings per common share
Basic income from continuing operations	$1.06				$0.88
Diluted income from continuing operations	$1.05				$0.88
Weighted average number of common shares outstanding
Basic	116,863		24,150	(j)	141,013
Diluted	117,694		24,150	(j)	141,844

See accompanying notes.

Liberty Property Trust

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2013

(unaudited, in thousands except per share data)

	Liberty Property Trust		Pro Forma		Liberty Property Trust
	Historical (a)	Cabot (b)	Adjustments		Pro Forma
OPERATING REVENUE
Rental	$247,658	$51,740	$(784	)(c)	$298,614
Operating expense reimbursement	105,134	17,381	—		122,515
Total operating revenue	352,792	69,121	(784)		421,129

OPERATING EXPENSE
Rental property	64,533	7,883	260	(d)	72,676
Real estate taxes	42,900	11,634	—		54,534
General and administrative	36,321	32	—	(e)	36,353
Depreciation and amortization	89,524	—	26,903	(f)	116,427
Total operating expenses	233,278	19,549	27,163		279,990

Operating income	119,514	49,572	(27,947)		141,139

OTHER INCOME (EXPENSE)
Interest and other income	4,993	—	—		4,993
Interest expense	(63,729)	—	(14,962	)(g)	(78,691)
Total other income (expense)	(58,736)	—	(14,962)		(73,698)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	60,778	49,572	(42,909)		67,441
Gain on property dispositions	4,871	—	—		4,871
Income taxes	(1,151)	—	(750	)(h)	(1,901)
Equity in earnings of unconsolidated joint ventures	3,323	—	—		3,323
Income from continuing operations	67,821	49,572	(43,659)		73,734
Noncontrolling interest-operating partnership	(5,059)	—	130	(i)	(4,929)
Income from continuing operations available to common shareholders	$62,762	$49,572	$(43,529)		$68,805
Earnings per common share
Basic income from continuing operations	$0.53				$0.48
Diluted income from continuing operations	$0.52				$0.48
Weighted average number of common shares outstanding
Basic	119,416		24,150	(j)	143,566
Diluted	120,229		24,150	(j)	144,379

See accompanying notes.

Liberty Property Trust

Notes to Pro Forma Condensed Consolidated Financial Statements

1.                                      Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)                               Reflects the historical condensed consolidated balance sheet of the Trust as of June 30, 2013 as contained in the unaudited historical consolidated financial statements and notes filed thereto on Form 10-Q.

(B)                               Reflects the Company’s Cabot Acquisition, assuming it had occurred on June 30, 2013.  Pro forma adjustments related to the purchase price allocation of Cabot are preliminary and subject to change.

(C)                               The Company’s preliminary purchase price allocation to the real estate is based on estimated fair value as follows (dollars in thousands):

Land	$278,379
Building and improvements	1,121,350
Total	$1,399,729

(D)                               Reflects the following activity (dollars in thousands):

August 2013 equity proceeds, net of underwriter’s discount and costs of offering	$834,100
Paydown of revolving credit facility with August 2013 offering proceeds	(145,000)
Cash paid for the purchase of Cabot (including net closing costs and loan assumption costs of $8.2 million)	(1,253,470)
Net cash received for closing items	22,363
Funding of 4.40% senior notes due 2024, net of costs	444,771
Borrowed from revolving credit facility to fund cash consideration, transaction costs and assumption costs	97,236
Net change	$—

(E)                                Reflects the following:  (i) approximately $98.0 million recorded to reflect intangible assets associated with the value of in-place leases assumed, (ii) approximately $2.0 million in deferred financing costs incurred in connection with the assumption of mortgage debt (iii) approximately $3.9 million in deferred financing costs incurred in conjunction with the September 2013 senior note offering and (iv) other assets assumed at closing estimated at $0.7 million.

(F)                                 Reflects the following:  (i) approximately $229.8 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.85% and (ii) approximately $12.7 million of debt premiums recorded to reflect the fair market value of debt assumed at an adjusted weighted average market interest rate of 3.92%.

(G)                               Reflects the net proceeds from the September 2013 offering of $450 million of 4.40% senior notes due 2024.

(H)                              Reflects a $145.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the August 2013 equity offering proceeds offset by a $97.2 million borrowing from the unsecured revolving credit facility used as consideration towards the Cabot Acquisition, together with transaction costs and loan assumption costs.

(I)                                   Reflects the following:  (i) approximately $5.7 million recorded to reflect intangible liabilities associated with the value of in-place leases assumed (ii) approximately $10.3 million recorded to reflect fair market value of interest rate swaps assumed and (iii) accrued expenses and accrued property taxes, deferred income, prepaid rent and security deposits assumed at closing estimated at $23.1 million.

(J)                                   Reflects the August 2013 equity offering as if it had occurred on June 30, 2013.  The offering consisted of the sale of 24,150,000 of the Company’s common shares at a price to the public of $36.00 per share.  The aggregate proceeds to the Company, net of the underwriting discount and costs of the offering, were approximately $834.1 million.

(K)                              Reflects estimated transaction costs incurred and expensed for the Cabot Acquisition of approximately $12.3 million consisting primarily of transfer taxes, legal and professional fees.

Liberty Property Trust

Notes to Pro Forma Condensed Consolidated Financial Statements

2.                                      Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2012.

(a)                                 Reflects the historical condensed consolidated statement of operations of the Trust for the year ended December 31, 2012 as contained in the audited historical consolidated financial statements and notes thereto filed on Form 10-K.  Amounts exclude the historical operations for discontinued operations (primarily real estate asset sales) as previously reported.

(b)                                 Represents the audited historical combined statement of operating revenues and certain operating expenses of Cabot for the year ended December 31, 2012.

(c)                                  Represents rental revenue (not reflected in the historical statement of operating revenues and certain operating expenses of Cabot) including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012.  Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012.  Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(d)                                 Represents incremental costs to manage the Cabot portfolio of $542,000 less amortization of ground rent lease intangible of $21,000. These incremental costs primarily relate to salary costs for additional employees hired which are costs directly attributable to the Cabot Acquisition.  See (e) below.

(e)                                  Incremental costs the Trust expects to incur on an on-going basis to manage the Cabot Portfolio including the $542,000 of costs identified in the pro forma income statement are estimated to be in a range of $750,000 to $1.0 million.

(f)                                   Depreciation expense on the tangible fixed assets acquired and recorded at fair value and amortization of intangible lease assets recognized upon the Cabot Acquisition are as follows (dollars in thousands):

	Useful lives (Years)	Year ended 12/31/12
Buildings and improvements	39.4	$33,497
In-place lease intangibles	4.4	29,580
		$63,077

(g)                                  Reflects the following (in thousands):

Increase in interest expense associated with assumed mortgage loans	$9,884
Amortization of financing costs on assumed mortgage loan	340
Reduction of interest expense — net paydown of credit facility	(488)
Increase in interest expense associated with senior notes offering	19,800
Amortization of discount on senior notes offering	129
Amortization of financing costs on senior notes offering	388
$30,053

(h)                                 Represents estimated income tax the Trust expects to incur on incremental United Kingdom operations.

(i)                                     Represents the share of income from continuing operations allocable to holders of common units of limited partnership interest in the Operating Partnership.

(j)                                    Reflects the August 2013 equity offering which consisted of the sale of 24,150,000 of the Trust’s common shares, as if the offering occurred on January 1, 2012.

Liberty Property Trust

Notes to Pro Forma Condensed Consolidated Financial Statements

3.                                      Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2013.

(a)                                 Reflects the historical condensed consolidated statement of operations of the Trust for the six months ended June 30, 2013 as contained in the unaudited historical consolidated financial statements and notes thereto filed on Form 10-Q.  Amounts exclude the historical operations for discontinued operations (primarily real estate asset sales) as previously reported.

(b)                                 Reflects the historical combined statement of operating revenues and certain operating expenses of Cabot for the six months ended June 30, 2013.

(c)                                  Represents rental revenue (not reflected in the historical statement of operating revenues and certain operating expenses of Cabot) including amortization of above-market lease assets and below-market lease liabilities, for the six months ended June 30, 2013.  Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012.  Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(d)                                 Represents incremental costs to manage the Cabot portfolio of $270,000 less amortization of ground rent lease intangible of $10,000.  These incremental costs primarily relate to salary costs for additional employees hired which are costs directly attributable to the Cabot Acquisition.  See (e) below.

(e)                                  Incremental costs for a six month period that the Trust expects to incur on an on-going basis to manage the Cabot Portfolio including the $270,000 of costs identified in the pro forma income statement are estimated to be in a range of $375,000 to $500,000.

(f)                                   Depreciation expense on the tangible fixed assets acquired and recorded at fair value and amortization of intangible lease assets recognized upon the Cabot Acquisition are as follows (dollars in thousands):

	Useful lives	Six months ended June 30, 2013
Buildings and improvements	39.4	$16,226
In-place lease intangibles	4.4	10,677
		$26,903

(g)                                  Reflects the following (in thousands):

Increase in interest expense associated with assumed mortgage loans	$4,877
Amortization of financing costs on assumed mortgage loan	170
Reduction of interest expense — net paydown of credit facility	(244)
Increase in interest expense associated with senior notes offering	9,900
Amortization of discount on senior notes offering	65
Amortization of financing costs on senior notes offering	194
$14,962

(h)                                 Represents estimated income tax the Trust expects to incur on incremental United Kingdom operations.

(i)                                     Represents the share of income from continuing operations allocable to holders of common units of limited partnership interest in the Operating Partnership.

(j)                                    Reflects the August 2013 equity offering which consisted of the sale of 24,150,000 of the Trust’s common shares, as if the offering occurred on January 1, 2012.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Financial Statements

(Unaudited)

The following unaudited pro forma condensed consolidated balance sheet of Liberty Property Limited Partnership (the “Operating Partnership”) as of June 30, 2013 has been prepared as if the Cabot Acquisition and the Trust’s August 2013 equity offering and the Operating Partnership’s September 2013 senior note offering had been completed on June 30, 2013.  The unaudited pro forma condensed consolidated statements of operations for the year December 31, 2012 and for the six months ended June 30, 2013 are presented as if the Cabot Acquisition, the Trust’s August 2013 equity offering and the Operating Partnership’s September 2013 senior note offering had been completed on January 1, 2012.

These pro forma condensed consolidated financial statements should be read in conjunction with (a) the Operating Partnership’s 2012 Annual Report on Form 10-K and (b) the Operating Partnership’s Quarterly Report on Form 10-Q for the period ended June 30, 2013.

The pro forma condensed consolidated financial statements are unaudited and do not purport to represent what the Operating Partnership’s financial position or results of operations would have been assuming the completion of the Cabot Acquisition had occurred on June 30, 2013 or January 1, 2012, nor do they purport to project the financial position or results of operations of the Operating Partnership at any future date or for any future period.  In addition, the pro forma condensed consolidated balance sheet includes pro forma allocations of the purchase price of the Cabot Acquisition based upon preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition.  The allocation of the purchase price of the Cabot Acquisition is preliminary pending the receipt of information necessary to complete the valuation of certain tangible and intangible assets and liabilities.

In the opinion of management, all adjustments necessary to reflect the effects of the transaction described above have been included in the pro forma condensed consolidated financial statements.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Balance Sheet

As of June 30, 2013

(unaudited, in thousands)

	Liberty Property			Liberty Property
	Limited Partnership	Cabot Pro Forma		Limited Partnership
	Historical (A)	Adjustments (B)		Pro Forma
Assets
Net real estate	$4,651,199	$1,399,729	(C)	$6,050,928
Cash and cash equivalents	61,679	—	(D)	61,679
Restricted cash	27,376	—		27,376
Other assets	507,538	104,574	(E)	612,112
Total assets	$5,247,792	$1,504,303		$6,752,095

Liabilities
Mortgage loans	$307,087	$242,455	(F)	$549,542
Unsecured notes	2,259,142	448,645	(G)	2,707,787
Credit facility	145,000	(47,764	)(H)	97,236
Other liabilities	268,032	39,136	(I)	307,168
Total liabilities	2,979,261	682,472		3,661,733

Limited partners’ equity	7,537	—		7,537

Owner Equity
General partner’s equity	2,198,211	822,210	(J)(K)	3,020,421
Limited partners’ equity	59,765	(379	)(K)	59,386
Noncontrolling interest-consolidated joint ventures	3,018	—		3,018
Total owners’ equity	2,260,994	821,831		3,082,825

Total liabilities, limited partners’ equity and owners’ equity	$5,247,792	$1,504,303		$6,752,095

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2012

(unaudited, in thousands except per share data)

	Liberty Property				Liberty Property
	Limited Partnership		Pro Forma		Limited Partnership
	Historical (a)	Cabot (b)	Adjustments		Pro Forma
OPERATING REVENUE
Rental	$478,835	$101,713	$(1,490	)(c)	$579,058
Operating expense reimbursement	206,717	32,081	—		238,798
Total operating revenue	685,552	133,794	(1,490)		817,856

OPERATING EXPENSE
Rental property	133,630	14,261	521	(d)	148,412
Real estate taxes	79,859	23,029	—		102,888
General and administrative	64,730	53	—	(e)	64,783
Depreciation and amortization	165,628	—	63,077	(f)	228,705
Total operating expenses	443,847	37,343	63,598		544,788

Operating income	241,705	96,451	(65,088)		273,068

OTHER INCOME (EXPENSE)
Interest and other income	9,289	—	—		9,289
Interest expense	(119,630)	—	(30,053	)(g)	(149,683)
Total other income (expense)	(110,341)	—	(30,053)		(140,394)

Income before gain on property dispositions, income taxes and equity in loss of unconsolidated joint ventures	131,364	96,451	(95,141)		132,674
Gain on property dispositions	4,123	—	—		4,123
Income taxes	(976)	—	(1,500	)(h)	(2,476)
Equity in loss of unconsolidated joint ventures	(681)	—	—		(681)
Income from continuing operations	133,830	96,451	(96,641)		133,640
Noncontrolling interest-consolidated joint ventures	275	—	—		275
Preferred unit distributions	(9,902)	—	—		(9,902)
Excess of preferred unit carrying amount over redemption	3,689		—		3,689
Income from continuing operations available to common unitholders	$127,892	$96,451	$(96,641)		$127,702

Earnings per common unit
Basic income from continuing operations	$1.06				$0.88
Diluted income from continuing operations	$1.05				$0.88
Weighted average number of common units outstanding
Basic	120,623	—	24,150	(i)	144,773
Diluted	121,454	—	24,150	(i)	145,604

See accompanying notes.

Liberty Property Limited Partnership

Pro Forma Condensed Consolidated Statement of Operations

For the Six Months Ended June 30, 2013

(unaudited, in thousands except per share data)

					Liberty
					Property
	Liberty Property				Limited
	Limited Partnership		Pro Forma		Partnership
	Historical (a)	Cabot (b)	Adjustments		Pro Forma
OPERATING REVENUE
Rental	$247,658	$51,740	$(784	)(c)	$298,614
Operating expense reimbursement	105,134	17,381	—		122,515
Total operating revenue	352,792	69,121	(784)		421,129

OPERATING EXPENSE
Rental property	64,533	7,883	260	(d)	72,676
Real estate taxes	42,900	11,634	—		54,534
General and administrative	36,321	32	—	(e)	36,353
Depreciation and amortization	89,524	—	26,903	(f)	116,427
Total operating expenses	233,278	19,549	27,163		279,990
Operating income	119,514	49,572	(27,947)		141,139

OTHER INCOME (EXPENSE)
Interest and other income	4,993	—	—		4,993
Interest expense	(63,729)	—	(14,962	)(g)	(78,691)
Total other income (expense)	(58,736)	—	(14,962)		(73,698)

Income before gain on property dispositions, income taxes and equity in earnings of unconsolidated joint ventures	60,778	49,572	(42,909)		67,441
Gain on property dispositions	4,871	—	—		4,871
Income taxes	(1,151)	—	(750	)(h)	(1,901)
Equity in earnings of unconsolidated joint ventures	3,323	—	—		3,323
Income from continuing operations	67,821	49,572	(43,659)		73,734
Preferred unit distributions	(1,883)	—	—		(1,883)
Excess of preferred unit carrying amount over redemption	(1,236)	—	—		(1,236)
Income from continuing operations available to common unitholders	$64,702	$49,572	$(43,659)		$70,615

Earnings per common share
Basic income from continuing operations	$0.53				$0.48
Diluted income from continuing operations	$0.52				$0.48
Weighted average number of common units outstanding
Basic	123,130		24,150	(i)	147,280
Diluted	123,943		24,150	(i)	148,093

See accompanying notes.

Liberty Property Limited Partnership

Notes to Pro Forma Condensed Consolidated Financial Statements

1.                                      Adjustments to Pro Forma Condensed Consolidated Balance Sheet

(A)                               Reflects the historical condensed consolidated balance sheet of the Operating Partnership as of June 30, 2013 as contained in the audited historical consolidated financial statements and notes thereto filed on Form 10-Q.

(B)                               Reflects the Operating Partnership’s acquisition of Cabot, assuming it had occurred on June 30, 2013.  Pro forma adjustments related to the purchase price allocation of Cabot are preliminary and subject to change.

(C)                               The Operating Partnership’s preliminary purchase price allocation to the real estate is based on estimated fair value as follows (dollars in thousands):

Land	$278,379
Building and improvements	1,121,350
Total	$1,399,729

(D)                               Reflects the following activity (dollars in thousands):

August 2013 equity proceeds, net of underwriter’s discount and costs of offering	$834,100
Paydown of revolving credit facility with August 2013 offering proceeds	(145,000)
Cash paid for the purchase of Cabot (including net closing costs and loan assumption costs of $8.2 million)	(1,253,470)
Net cash received for closing items	22,363
Funding of 4.40% senior notes due 2024, net of costs	444,771
Borrowed from revolving credit facility to fund cash consideration, transaction costs and assumption costs	97,236
Net change	$—

(E)                                Reflects the following:  (i) approximately $98.0 million recorded to reflect intangible assets associated with the value of in-place leases assumed, (ii) approximately $2.0 million in deferred financing costs incurred in connection with the assumption of mortgage debt (iii) approximately $3.9 million in deferred financing costs incurred in conjunction with the September 2013 senior note offering and (iv) other assets assumed at closing estimated at $0.7 million.

(F)                                 Reflects the following:  (i) approximately $229.8 million in fixed rate mortgage debt assumed at a weighted average interest rate of 5.85% and (ii) approximately $12.7 million of debt premiums recorded to reflect the fair market value of debt assumed at an adjusted weighted average market interest rate of 3.92%.

(G)                               Reflects the net proceeds from the September 2013 offering of $450 million of 4.40% senior notes due 2024.

(H)                              Reflects a $145.0 million pay down of the Company’s unsecured revolving credit facility with a portion of the August 2013 equity offering proceeds offset by a $97.2 million borrowing from the unsecured revolving credit facility used as consideration towards the purchase of Cabot, together with transaction costs and loan assumption costs.

(I)                                   Reflects the following:  (i) approximately $5.7 million recorded to reflect intangible liabilities associated with the value of in-place leases assumed (ii) approximately $10.3 million recorded to reflect the fair market value of interest rate swaps assumed and (iii) accrued expenses and accrued property taxes, deferred income, prepaid rent and security deposits assumed at closing estimated at $23.1 million.

(J)                                   Reflects the August 2013 equity offering as if it had occurred on June 30, 2013.  The offering consisted of the sale of 24,150,000 of the Company’s common shares at a price to the public of $36.00 per share.  The aggregate proceeds to the Company, net of the underwriting discount and costs of the offering, were approximately $834.1 million.

(K)                              Reflects estimated transaction costs incurred and expensed for the Cabot Acquisition of approximately $12.3 million consisting primarily of transfer taxes, legal and professional fees.

Liberty Property Limited Partnership

Notes to Pro Forma Condensed Consolidated Financial Statements

2.                                      Adjustments to Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2012.

(a)                                 Reflects the historical condensed consolidated statement of operations of the Operating Partnership for the year ended December 31, 2012 as contained in the audited historical consolidated financial statements and notes thereto filed on Form 10-K.  Amounts exclude the historical operations for discontinued operations (primarily real estate asset sales) as previously reported.

(b)                                 Represents the audited historical combined statement of operating revenues and certain operating expenses of Cabot for the year ended December 31, 2012.

(c)                                  Represents rental revenue (not reflected in the historical statement of operating revenue and certain operating expenses of Cabot) including amortization of above-market lease assets and below-market lease liabilities, for the year ended December 31, 2012.  Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012.  Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(d)                                 Represents incremental costs to manage the Cabot portfolio of $542,000 less amortization of ground rent lease intangible of $21,000.  These incremental costs primarily relate to salary costs for additional employees hired which are costs directly attributable to the Cabot Acquisition.  See (e) below.

(e)                                  Incremental costs the Operating Partnership expects to incur on an on-going basis to manage the Cabot Portfolio including the $542,000 of costs identified in the pro forma income statement are estimated to be in a range of $750,000 to $1.0 million.

(f)                                   Depreciation expense on the tangible fixed assets acquired and recorded at fair value and amortization of intangible lease assets recognized upon the Cabot Acquisition are as follows (dollars in thousands):

	Useful lives (Years)	Year ended 12/31/12
Buildings and improvements	39.4	$33,497
In-place lease intangibles	4.4	29,580
		$63,077

(g)                                  Reflects the following (in thousands):

Increase in interest expense associated with assumed mortgage loans	$9,884
Amortization of financing costs on assumed mortgage loan	340
Reduction of interest expense — net paydown of credit facility	(488)
Increase in interest expense associated with senior notes offering	19,800
Amortization of discount on senior notes offering	129
Amortization of financing costs on senior notes offering	388
$30,053

(h)                                 Represents estimated income tax the Operating Partnership expects to incur on incremental United Kingdom operations.

(i)                                     Reflects the August 2013 equity offering which consisted of the sale of 24,150,000 of the Trust’s common shares, as if the offering occurred on January 1, 2012.

Liberty Property Limited Partnership

Notes to Pro Forma Condensed Consolidated Financial Statements

3.                                      Adjustments to Pro Forma Condensed Consolidated Statement of Operations for the Six Months Ended June 30, 2013.

(a)                                 Reflects the historical condensed consolidated statement of operations of the Operating Partnership for the six months ended June 30, 2013 as contained in the unaudited historical consolidated financial statements and notes thereto filed on Form 10-Q.  Amounts exclude the historical operations for discontinued operations primarily real estate asset sales as previously reported.

(b)                                 Reflects the historical combined statement of operating revenues and certain operating expenses of Cabot for the six months ended June 30, 2013.

(c)                                  Represents rental revenue (not reflected in the historical statement of operating revenue and certain operating expenses of Cabot) including amortization of above-market lease assets and below-market lease liabilities, for the six months ended June 30, 2013.  Base rent is recognized on a straight-line basis beginning on the pro forma acquisition date of January 1, 2012.  Above-market lease assets and below-market lease liabilities are amortized over the remaining non-cancelable terms of the respective lease, including any below-market renewal periods.

(d)                                 Represents incremental costs to manage the Cabot portfolio of $270,000 less amortization of ground rent lease intangible of $10,000.  These incremental costs primarily relate to salary costs for additional employees hired which are costs directly attributable to the Cabot Acquisition.  See (e) below.

(e)                                  Incremental costs for a six month period that the Operating Partnership expects to incur on an on-going basis to manage the Cabot Portfolio including the $270,000 of costs identified in the pro forma income statement are estimated to be in a range of $375,000 to $500,000.

(f)                                   Depreciation expense on the tangible fixed assets acquired and recorded at fair value and amortization of intangible lease assets recognized upon the Cabot Acquisition are as follows (dollars in thousands):

	Useful lives (Years)	Six months ended June 30, 2013
Buildings and improvements	39.4	$16,226
In-place lease intangibles	4.4	10,677
		$26,903

(g)                                  Reflects the following (in thousands):

Increase in interest expense associated with assumed mortgage loans	$4,877
Amortization of financing costs on assumed mortgage loan	170
Reduction of interest expense — net paydown of credit facility	(244)
Increase in interest expense associated with senior notes offering	9,900
Amortization of discount on senior notes offering	65
Amortization of financing costs on senior notes offering	194
$14,962

(h)                                 Represents estimated income tax the Operating Partnership expects to incur on incremental United Kingdom operations.

(i)                                     Reflects the August 2013 equity offering which consisted of the sale of 24,150,000 of the Trust’s common shares, as if the offering occurred on January 1, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY PROPERTY TRUST

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

LIBERTY PROPERTY
LIMITED PARTNERSHIP

	By:	Liberty Property Trust, its sole General Partner

	By:	/s/ George J. Alburger, Jr.
George J. Alburger, Jr.
Executive Vice President and Chief Financial Officer

Dated: October 15, 2013

EXHIBIT INDEX

Exhibit Number	Exhibit Title

2.1+*

Partnership Interest Agreement, dated as of July 31, 2013, by and among Liberty Property Limited Partnership, Cabot Industrial Value Fund III Manager, Limited Partnership and Cabot Industrial Value Fund III, Inc.

23.1	Consent of Ernst & Young LLP, Independent Auditors related to Liberty Property Trust
23.2	Consent of Ernst & Young LLP, Independent Auditors related to Liberty Property Limited Partnership

+	Confidential treatment has been requested with respect to a portion of this exhibit pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.
*	The Registrants will furnish supplementally a copy of any omitted schedule to the Commission upon request.